UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2007

Dollar General Corporation
(Exact Name of Registrant as Specified in Charter)

Tennessee	001-11421	61-0502302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

On June 11, 2007, Dollar General Corporation (the “Company”) issued the news release that is attached hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein, in which the Company announces the financing plan of which it has been advised by Buck Acquisition Corp., a Tennessee corporation (“Buck”), relating to the proposed merger (the “Merger”) of Buck with and into the Company pursuant to the previously announced agreement and plan of merger entered into on March 11, 2007. Buck is indirectly controlled by investment funds affiliated with Kohlberg Kravis Roberts & Co. L.P. The Company’s shareholders presently are scheduled to vote on the Merger on June 21, 2007.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial statements of businesses acquired.  N/A
(b)    Pro forma financial information.  N/A
(c)    Shell company transactions. N/A
(d)    Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2007	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Executive Vice President and General Counsel

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release dated June 11, 2007 regarding merger financing.